UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2005

PETCO Animal Supplies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23574	20-2148979
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9125 Rehco Road, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 453-7845

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

This Current Report on Form 8-K is filed by PETCO Animal Supplies, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 8.01. Other Events.

On June 29, 2005, the Company issued a press release indicating that it received notice from The Nasdaq Stock Market that the Company has evidenced compliance with all requirements for continued listing on The Nasdaq National Market and that effective at the market open on Friday, July 1, 2005, the Company’s trading symbol will be restored to “PETC”. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by PETCO Animal Supplies, Inc. on June 29, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2005	PETCO ANIMAL SUPPLIES, INC.

	By:	/s/ RODNEY CARTER
	Name:	Rodney Carter
	Title:	Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release issued by PETCO Animal Supplies, Inc. on June 29, 2005

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